                                  SCHEDULE 14C

                                 (Rule 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                            of 1934 (Amendment No. )

Check the appropriate box:

[ ]  Preliminary Information Statement

[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14c-5(d)(2)

[x]  Definitive Information Statement

                                 WHX CORPORATION
                                 ---------------

                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

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     2)   Aggregate number of securities to which transaction applies:

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[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number,
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     1)   Amount Previously Paid:

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                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                               -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To Be Held June 3, 2003

                                -----------------

To Our Holders of Preferred Stock:

            We invite you to attend our annual stockholders  meeting on Tuesday,
June 3, 2003 at the Dupont Hotel,  11th & Market Streets,  Wilmington,  Delaware
19801 at 11:00 a.m. At the  meeting,  you will have the right to elect up to two directors to our Board of Directors.

            This booklet  includes a formal notice of the annual meeting and the information statement. The information statement tells you more about the agenda and  procedures  for the special  meeting.  It also  describes  how our Board of
Directors operates.

            Only  preferred  stockholders  of record at the close of business on
April 14, 2003 will be entitled to vote at the annual  meeting for the  election of the two directors  referenced above. We have also provided you with the exact place and time of the meeting if you wish to attend in person.

                                Sincerely yours,

                                MARVIN L. OLSHAN
                                Secretary

Dated:    New York, New York
          May 5, 2003

                                 WHX CORPORATION
                              110 East 59th Street
                            New York, New York 10022
                                -----------------

                              INFORMATION STATEMENT

                               GENERAL INFORMATION

            This information statement is being furnished by WHX Corporation,  a
Delaware corporation ("WHX" or the "Company"), in connection with the meeting of the holders of its Series A  Convertible  Preferred  Stock  ("Series A Preferred
Stock") and Series B Convertible  Preferred  Stock ("Series B Preferred  Stock,"
and together  with Series A Preferred  Stock,  "Preferred  Stock") to be held on
Tuesday,  June 3, 2003,  beginning at 11:00 a.m.,  at the Dupont  Hotel,  11th &
Market  Streets,  Wilmington,  Delaware  19801,  and  at  any  postponements  or adjournments thereof (the "Meeting").

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY.

                                ABOUT THE MEETING

DESCRIPTION OF THE PREFERRED STOCK VOTING RIGHTS

            The  Certificates  of Designation for each of the Series A Preferred
Stock and the Series B  Preferred  Stock  (the  "Certificates  of  Designation")
provide for voting  rights upon the  occurrence of certain  events.  Each of the
Certificates of Designation  provide that upon the Company's  failure to declare and pay six  quarterly  dividends,  whether  or not  consecutive,  the number of directors  of  the  Company  shall  be  increased  by two  and  the  holders  of outstanding  shares of the Series A  Preferred  Stock and the Series B Preferred
Stock,  voting  together as a class,  shall be entitled to elect such additional directors. The holders of the Series A Preferred Stock shall be entitled to vote and elect directors as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series A Preferred Stock have been  declared  and paid or set apart for  payment  and the  holders of the
Series B  Preferred  Stock  shall be  entitled  to vote and elect  directors  as provided in its Certificate of Designation until the full dividends  accumulated on all outstanding shares of the Series B Preferred Stock have been declared and paid or set apart for payment.

            Pursuant to Section 4(d) of each of the Certificates of Designation, directors  properly and validly elected at the Meeting to the Board of Directors of the Company  shall serve until the earlier of (i) the next annual  meeting of the  stockholders  of the  Company  and  the  election  (by the  holders  of the
Preferred Stock) and  qualification of their respective  successors and (ii) the date upon which all  dividends in default on the shares of the  Preferred  Stock shall have been paid in full.

            All shares of Preferred  Stock have equal voting  rights of one vote per  share.  Dividends  on the  Preferred  Stock  have not been  paid  since the dividend  payment  of  October 1, 2000,  and the  regularly  scheduled  dividend payment  that  was due  April  1,  2002  was  the  sixth  dividend  non-payment.
Accordingly,  the holders of  Preferred  Stock have the right to elect up to two directors to the Board of Directors. In connection with such right, the Board of
Directors of the Company has called this Meeting of the holders of the shares of the Preferred Stock.

WHAT IS THE PURPOSE OF THE MEETING?

            The Meeting is the  Company's  Annual  Meeting of its  Stockholders.
Holders of Preferred Stock shall be eligible to elect up to two directors to the
Board of Directors of the Company, as described herein. In addition,  holders of common  stock of the  Company  shall be  eligible  to act on  certain  proposals subject  to the  requirements  and  procedures  set  forth in a Notice of Annual
Meeting of Stockholders and Proxy Statement which is being mailed  separately to the holders of the Company's common stock.

WHO MAY VOTE

            Holders of  Preferred  Stock,  as  recorded in the  Company's  stock register on April 14, 2003 (the  "Record  Date"),  may vote at the meeting  with respect to the election of the two directors  described  above. As of this date, there  were  2,573,926  shares  of  Series A  Preferred  Stock  outstanding  and
2,949,000 shares of Series B Preferred Stock outstanding.

NOMINATIONS

            Nominees for election of directors by the holders of Preferred Stock may be made at or before  the  Meeting,  in  person  or by  proxy.  The Board of
Directors of the WHX does not take any position  with respect to the election of any  potential  Preferred  Stock  nominees  for  election as  directors,  is not soliciting  any proxies in  connection  with the  election of  directors  by the holders of Preferred  Stock at the Meeting and does not make any  recommendation
"For" or "Against" the election of any Preferred Stock nominee. As of the Record
Date,  the  Company  has  not  received  any  nominations  for the  election  of directors, nor does it know of any person's intent to make such nomination.

            Applicable  rules of the  Securities  and Exchange  Commission  (the
"SEC")  require  that,  if proxies are  solicited  from the holders of Preferred
Stock in support of or in opposition to the election of any nominee to the Board of  Directors of the Company,  the person  soliciting  such holders must provide them with a proxy statement containing certain prescribed information, including information  concerning the nominees.  The Company assumes no responsibility for the accuracy or completeness of any information  contained in any proxy material furnished  to any holder of  Preferred  Stock  concerning  the  election  of any director.

QUORUM

            In order to proceed with the election of directors by the holders of
Preferred  Stock at the  Meeting,  there  must be a  quorum  of the  holders  of
Preferred  Stock.  This means at least a majority of the  outstanding  shares of
Preferred  Stock as a single class  eligible to vote must be  represented at the
Meeting, either by proxy or in person. Shares that we own are not voted and

                                       -2-

do not  count  for this  purpose.  If there is not a quorum  of the  holders  of
Preferred  Stock,  no action may be  conducted  at the Meeting by the holders of
Preferred  Stock, and the Company will have no requirement to call an additional special  meeting.  The next  opportunity  for the holders of Preferred  Stock to elect  directors will be at the Company's 2004 Annual Meeting of Stockholders or
as provided in the respective Certificates of Designation.

MEETING

            The Meeting will be conducted by a representative  of the Company in accordance  with such rules and procedures as the Company shall determine in its sole discretion.  The Chairman of the Board of Directors of the Company,  or his
designee, may adjourn the Meeting at his discretion.

VOTES NEEDED

            The two  director  nominees  receiving a plurality of the votes cast during the  meeting by the  holders  of  Preferred  Stock will be elected to the board of directors.  Abstentions and broker non-votes count for quorum purposes;
otherwise  they have no impact in the election of  directors.  Broker  non-votes occur when a broker returns a proxy but does not have the authority to vote on a particular  proposal.  Brokers that do not receive  instructions are entitled to vote on the election of directors.

ATTENDING IN PERSON

            Only  stockholders,  their proxy holders and our invited  guests may attend the  meeting.  If you wish to attend  the  meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and an identification  with a photo at the meeting.  For example, you could bring an account  statement  showing that you  beneficially  owned WHX
Preferred Stock as of April 14, 2003 as acceptable proof of ownership.

                                       -3-

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information  concerning  ownership of the Common Stock of WHX  Corporation  (the  "Company")  outstanding at April 14,
2003, by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common  Stock,  (ii) each  director,  (iii) each of the executive  officers  named in the  summary  compensation  table  and (iv) by all directors and executive officers of the Company as a group.

                                                   Shares Beneficially      Percentage
Name and Address of Beneficial Owner (1)                Owned(2)            of Class(2)
----------------------------------------                --------            -----------

Deutsche Bank A.G.(3)
TaunusanIage 12, D-60325
Frankfurt am Main, Federal Republic of Germany          1,657,490             23.9%
WPN Corp.(4)
110 E. 59th Street
New York, New York  10022 .....................           568,413              9.6%
Dimensional Fund Advisors Inc.(5)
1299 Ocean Avenue, 11th Floor
Santa Monica, California  90401 ...............           406,736              7.5%
Gabelli Asset Management, Inc.(6)
One Corporate Center,
Rye, New York  10580 ..........................           795,910             13.9%
Alliance Capital Management L.P.(7)
1290 Avenue of the Americas
New York, New York  10104 .....................           387,366              7.2%
Dewey Square Investors Corporation(8)
One Financial Center
Boston, Massachusetts  02111 ..................           288,806              5.3%
Ronald LaBow ..................................           568,413(4)           9.6%
Neil D. Arnold ................................            61,879(9)           1.1%
Robert A. Davidow .............................            61,372(10)          1.1%
William Goldsmith .............................            33,329(9)            *
Robert D. LeBlanc .............................           101,559(11)          1.9%
Marvin L. Olshan ..............................            37,772(12)           *
Raymond S. Troubh .............................            48,995(13)           *
James G. Bradley ..............................            86,666(9)           1.6%
Robert K. Hynes ...............................            22,609(14)           *
Louis Klein Jr ................................             2,000               *
Garen W. Smith ................................            63,397(15)          1.2%
All Directors and Executive Officers as a Group
(11 persons) ..................................         1,087,991(16)         17.1%

-------------------
*     less than one percent.

(1)  Each stockholder,  director and executive officer has sole voting power and sole  dispositive  power with respect to all shares  beneficially  owned by him, unless otherwise indicated.

                                       -4-

(2)  Based  upon  shares  of  Common  Stock  outstanding  at April  14,  2003 of
     5,405,856  shares.  Share totals are adjusted to reflect the  one-for-three reverse stock split effectuated on August 22, 2002.
(3)  Based  on  a  Schedule  13G/A  filed  in  May  2002,   Deutsche  Bank  A.G.
     beneficially  holds 871,000 shares of Series A Preferred  Stock and 738,360 shares of Series B Preferred  Stock  convertible  into  919,950 and 603,240 shares of Common Stock,  respectively,  and 134,300 shares of Common Stock.
(4)  Based on a Schedule 13D filed jointly in December 1997 by WPN Corp., Ronald
     LaBow, Stewart E. Tabin and Neale X. Trangucci.  Includes 527,500 shares of
     Common  Stock  issuable  upon  exercise of options  within 60 days  hereof.
     Ronald LaBow, the Company's Chairman,  is the sole stockholder of WPN Corp.
     Consequently,  Mr.  LaBow may be deemed to be the  beneficial  owner of all shares of Common Stock owned by WPN Corp.  Mr. LaBow  disclaims  beneficial ownership of the options to purchase 133,332 shares of Common Stock held by
     WPN Corp.  as nominee for  Messrs.  Tabin and  Trangucci,  all of which are exercisable within 60 days hereof. Messrs. Tabin and Trangucci are officers and directors of WPN Corp. and disclaim beneficial  ownership of all shares of Common  Stock owned by WPN Corp.,  except for  options to purchase  such
     133,332  shares of Common  Stock held by WPN Corp.  as nominee  for Messrs.
     Tabin and  Trangucci.  Each of Messrs.  Tabin and Trangucci  holds options, exercisable  within 60 days hereof,  to purchase  180,549  shares of Common
     Stock.
(5)  Dimensional  Fund Advisors,  Inc.  ("Dimensional"),  an investment  advisor registered  under  Section  203 of the  Investment  Advisors  Act of  1940,
     furnishes  investment advice to four investment  companies registered under the  Investment  Company Act of 1940,  and serves as investment  manager to certain  other  commingled  group  trusts  and  separate  accounts.  (These investment companies,  trusts and accounts are the "Funds.") In its role as
     investment  advisor  or  manager,   Dimensional   possesses  voting  and/or
     investment  power  over  406,736  shares  of WHX  Corporation  Stock  as of
     December 31, 2002. The Funds own all securities reported in this statement, and Dimensional  disclaims  beneficial  ownership of such  securities.
(6)  Based on a Schedule 13D/A filed in December 2002, Gabelli Funds, LLC, GAMCO
     Investors, Inc., Gabelli Securities,  Inc., MJG Associates Inc. and Gabelli
     Advisors,  Inc.  collectively  beneficially  hold 795,910  shares of Common
     Stock.  This amount includes 154,809 shares of Series A Preferred Stock and
     168,056  shares of Series B Preferred  Stock  convertible  into 163,509 and
     137,301 shares of Common Stock, respectively.
(7)  Based on a Schedule 13G filed jointly in February  1999,  Alliance  Capital
     Management,  L.P., AXA, AXA Assurances I.A.R.D.  Mutuelle  ("AXAAIM"),  AXA
     Assurances  Vie Mutuelle  ("AXAAVM"),  AXA Conseil Vie  Assurance  Mutuelle
     ("AXACVAM"),  AXA Courtage Assurance Mutuelle  ("AXACAM") and The Equitable
     Companies,  Inc.  collectively  beneficially  hold 387,366 shares of Common
     Stock.  The address of AXA is 9 Place  Vendome  75001  Paris,  France.  The
     address of AXAAIM and AXAAVM is 21, rue de Chateaudun 75009 Paris,  France.
     The  address  of  AXACVAM  is 100-101  Terrasse  Boieldieu  92042  Paris La
     Defense,  France.  The  address of AXACAM is 26,  rue Louis le Grand  75002
     Paris, France.
(8)  Based on a Schedule  13G/A filed in January  1999,  Dewey Square  Investors
     Corp.  beneficially  holds  288,806  shares of Common  Stock.  This  amount includes  Common Stock issuable upon their  conversion of Preferred  Stock.

                                       -5-

(9)  Consists of shares of Common Stock  issuable upon their exercise of options within 60 days hereof.
(10) Includes  34,439  shares of Common Stock  issuable  upon their  exercise of options within 60 days hereof,  and  approximately  26,933 shares of Common
     Stock  issuable  upon  conversion  of 25,500  shares of Series A  Preferred
     Stock.
(11) Includes  86,666  shares of Common Stock  issuable  upon their  exercise of options  within 60 days  hereof,  12,077  shares of Common  Stock,  and 817 shares of Common Stock issuable upon conversion of 1,000 shares of Series B
     Preferred Stock owned directly by Mr.  LeBlanc,  333 shares of Common Stock held by Mr.  LeBlanc's  wife and 1,666  shares of Common  Stock held by Mr.
     LeBlanc's  children.  Mr.  LeBlanc  resigned  from his  positions  with the
     Company  effective  March 14, 2003.
(12) Includes  34,439  shares of Common Stock  issuable  upon their  exercise of options within 60 days hereof.
(13) Includes  31,662  shares of Common Stock  issuable  upon their  exercise of options within 60 days hereof.
(14) Includes  20,274  shares of Common Stock  issuable  upon their  exercise of options within 60 days hereof.
(15) Includes  53,914  shares of Common Stock  issuable  upon their  exercise of options within 60 days hereof, and 817 shares of Common Stock issuable upon conversion  of 1,000  shares of Series B  Preferred  Stock.
(16) Includes  970,968  shares of Common Stock  issuable upon their  exercise of options within 60 days hereof.

                                       -6-

            The following table sets forth information  concerning  ownership of the Preferred  Stock of WHX  Corporation  outstanding  at April 14, 2003, by (i)
each person  known by the Company to be the  beneficial  owner of more than five percent of the outstanding Series A Preferred Stock and Series B Preferred Stock
voting  together as a class,  (ii) each  director,  (iii) each of the  executive officers named in the summary  compensation  table and (iv) by all directors and executive officers of the Company as a group.
                                                           Preferred Shares
                                                              Beneficially    Percentage
Name and Address of Beneficial Owner (1)                       Owned(2)       of Class(3)
----------------------------------------                       --------       -----------
Deutsche Bank A.G.(4)
Taunusanlage 12, D-60325
Frankfurt am Main, Federal Republic of Germany ............   1,609,360         29.1%
Gabelli Asset Management, Inc.(5)
One Corporate Center,
Rye, New York  10580 ......................................     322,865          5.8%
Robert A. Davidow .........................................      25,500(6)        *
Robert D. LeBlanc .........................................       1,000(7)        *
Garen W. Smith ............................................       1,000(7)        *
All Directors and Executive Officers as a Group (3 persons)      27,500           *

-------------------

*    than one percent.

(1)  Each preferred stockholder,  director and executive officer has sole voting power and sole  dispositive  power with respect to all shares  beneficially owned by him, unless otherwise indicated.
(2)  Directors and executive  offers that are named in the summary  compensation table  which are not  listed  below,  to the  Company's  knowledge,  do not beneficially own any shares of Preferred Stock.
(3)  Based upon the shares of Series A Preferred Stock  outstanding at April 14,
     2003 of 2,573,926 shares and Series B Preferred Stock  outstanding at April
     14, 2003 of 2,949,000  shares for a total of 5,522,926  shares of Preferred
     Stock outstanding.
(4)  Based  on  a  Schedule  13G/A  filed  in  May  2002,   Deutsche  Bank  A.G.
     beneficially  holds 871,000 shares of Series A Preferred  Stock and 738,360 shares of Series B Preferred Stock.
(5)  Based on a Schedule 13D/A filed in December 2002, Gabelli Funds, LLC, GAMCO
     Investors, Inc., Gabelli Securities,  Inc., MJG Associates Inc. and Gabelli
     Advisors,  Inc.  collectively  beneficially hold 154,809 shares of Series A
     Preferred Stock and 168,056 shares of Series B Preferred Stock.
(6)  Consists of 25,500  shares of Series A  Preferred  Stock.
(7)  Consists of 1,000 shares of Series B Preferred Stock.

                                      -7-

                                    DIRECTORS

            The Company's  Certificate of  Incorporation  and Bylaws provide for the  classification  of the Board of  Directors  into  three  classes.  Class II
Directors have a term that expires at the 2004 Annual Meeting of Stockholders of the Company,  the three Class III Directors have a term that expires at the 2005
Annual  Meeting of  Stockholders,  and the three  Class I  Directors,  which are nominated for election at the Company's 2003 Annual Meeting of  Stockholders  of
the Company,  in the event they are elected will have a term that expires at the
2006 Annual Meeting of Stockholders of the Company.

            The names of the directors and certain  information  concerning them are set forth below:

                                                   Principal Occupation                                   First Year
                         Class of                for the Past Five Years                                    Became
Name                     Director           and Current Public Directorships                 Age         a Director(1)
----                     --------           --------------------------------                 ---         -------------

William Goldsmith           I          DIRECTOR. Management and Marketing Consultant since   83              1987
                                       1984. Chairman of Nucon Energy Corp. since 1997 and
                                       TMP, Inc.  from January 1991 to 1993.  Chairman and
                                       Chief Executive Officer of Overspin Golf Corp. from
                                       1993 to 1997.  Chairman and Chief Executive Officer
                                       of Fiber  Fuel  International,  Inc.,  from 1994 to
                                       1997.  Life Trustee to Carnegie  Mellon  University
                                       since 1980.  Director of Skidaway  Heath and Living
                                       Services Inc. since 2002.

Louis Klein Jr.             I          DIRECTOR.   Trustee  of  Manville  Personal  Injury   67              2002
                                       Settlement  Trust since 1991.  Trustee of WT Mutual
                                       Fund and WT Investment  Trust I (Wilmington  Trust)
                                       since 1998.

Howard Mileaf               I          Director. Consultant since 2001. Vice President and   66              2002
                                       General  Counsel of the Company  from 1993 to 2001.
                                       Director of Web Financial Corporation.

Marvin L. Olshan           II          Director.  Secretary  of the  Company  since  1991.   74              1991
                                       Partner, Olshan Grundman Frome Rosenzweig & Wolosky
                                       LLP, from 1956 to 2002, and Of Counsel since 2002.

Garen W. Smith             II          Director.  Chairman of the Board of Handy & Harman,   60              2002
                                       a  subsidiary  of the  Company,  since  2003.  Vice
                                       President,  Secretary  and  Treasurer  of Abundance
                                       Corp., a consulting company,  since 2002. President
                                       and Chief Executive Officer of Unimast Incorporated
                                       from 1991 to 2002.

                                           -8-

Raymond S. Troubh          II          Director.  Financial  Consultant  for in  excess of   76              1992
                                       past five years.  Mr.  Troubh is also a director of
                                       ARIAD   Pharmaceuticals,   Inc.,  Diamond  Offshore
                                       Drilling,   Inc.,  Enron  Corp.,  General  American
                                       Investors Company,  Gentiva Health Services,  Inc.,
                                       Hercules Incorporated and Triarc Companies, Inc., a
                                       holding   company.   Trustee   of   Petrie   Stores
                                       Liquidating Trust.

Neil D. Arnold            III          Director and Vice Chairman of the Board. Officer of   54              1992
                                       WPN Corp., a financial  consulting  company,  since
                                       August 2001. Private Investor since May 1999. Group
                                       Finance  Director of Lucas Varity plc from December
                                       1996 to May 1999,  and Executive  Vice  President -
                                       Corporate   Development   from  September  1996  to
                                       December 1996.

Robert A. Davidow         III          Director.  Private  investor  since  January  1990.   61              1992
                                       Director  of  Arden  Group,   Inc.,  a  supermarket
                                       holding company.

Ronald LaBow              III          Chairman  of  the  Board.  President  of  Stonehill   67              1991
                                       Investment Corp.  since February 1990.  Director of
                                       Regency Equities Corp., a real estate company,  and
                                       an officer and  director of WPN Corp.,  a financial
                                       consulting company.

------------------
(1) The Company and its subsidiaries were reorganized into a new holding company structure ("Corporate  Reorganization") on July 26, 1994. Prior to the Corporate
Reorganization,  all directors of the Company who were  directors at the time of the Corporate Reorganization were directors of Wheeling-Pittsburgh Corporation.

MEETINGS AND COMMITTEES

            The  Board  of  Directors  met on 5  occasions  and took  action  by unanimous  written consent on 3 occasions  during the fiscal year ended December
31, 2002.  There are five  Committees of the Board of  Directors:  the Executive
Committee,  the Audit  Committee,  the  Compensation  Committee,  the Nominating
Committee  and  the  Stock  Option   Committee   (for  the  1991  Incentive  and
Nonqualified  Stock Option Plan and the 2001 Stock Option Plan).  The members of

                                           -9-

the Executive Committee are Ronald LaBow,  Robert A. Davidow,  Marvin L. Olshan,
Raymond S. Troubh and Neil D. Arnold.  The  Executive  Committee  took action by unanimous  written consent on 2 occasions  during the fiscal year ended December
31, 2002.  The  Executive  Committee  possesses  and exercises all the power and authority  of the Board of  Directors  in the  management  and  direction of the business and affairs of the Company  except as limited by law and except for the power to change the membership or to fill vacancies on the Board of Directors or the Executive Committee. The members of the Audit Committee are Louis Klein Jr.,
Robert A. Davidow and William Goldsmith.  The Audit Committee met on 6 occasions during the fiscal year ended December 31, 2002. The primary purpose of the Audit
Committee is to assist the Board of Directors in fulfilling  its  responsibility to oversee the Company's  financial  reporting  activities.  The Audit Committee annually  selects  independent  public  accountants  to serve as auditors of the
Company's books, records and accounts, reviews the scope of the audits performed by such  auditors and the audit reports  prepared by them,  reviews and monitors the Company's internal  accounting  procedures and monitors  compliance with the
Company's Code of Ethics Policy and Conflict of Interest  Policy.  A report from the  Audit  Committee  is also  included  in this  Proxy  Statement,  see  Audit
Committee  Report.  The  members  of the  Compensation  Committee  are Robert A.
Davidow,  William Goldsmith and Marvin L. Olshan. The Compensation Committee met
on 2  occasions  and took  action by  unanimous  written  consent on 2 occasions during the fiscal year ended  December  31,  2002.  The  Compensation  Committee reviews  compensation  arrangements  and personnel  matters.  The members of the
Nominating  Committee are Ronald LaBow,  Marvin L. Olshan and Robert A. Davidow.
The Nominating Committee took action by unanimous written consent on 3 occasions during the  fiscal  year ended  December  31,  2002.  The  Nominating  Committee recommends nominees to the Board of Directors of the Company. The members of the
Stock Option  Committee are Raymond S. Troubh and Robert A.  Davidow.  The Stock
Option  Committee  administers  the  granting  of stock  options  under the 1991
Incentive  and  Nonqualified  Stock  Option Plan (the "1991  Plan") and the 2001
Stock Option Plan (the "2001 Plan").  The Stock Option  Committee took action by unanimous  written  consent on 1 occasion  during the fiscal year ended December
31, 2002.

            Directors of the Company who are not employees of the Company or its subsidiaries  are entitled to receive  compensation  for serving as directors in the amount of $40,000 per annum and $1,000 per Board Meeting, $800 per Committee
Meeting attended in person and $500 per telephonic meeting (other than the Stock
Option  Committee and the Audit  Committee),  and $1,000 per day of consultation and other  services  provided  other than at meetings of the Board or Committees thereof,  at the request of the Chairman of the Board.  Committee  Chairmen also receive  an  additional  annual  fee of  $1,800  (other  than the  Stock  Option
Committee  and the Audit  Committee).  Each Audit  Committee  member  receives a payment of $20,000 per year, and the chairman of the Audit Committee  receives a payment of $25,000 per year.  Directors of the Company  (other than the Chairman of the Board or directors who are employees of the Company or its  subsidiaries)
also received  options to purchase  25,000 shares of Common Stock on December 1,
1997 and receive  options to purchase  5,000 shares of Common Stock per annum on the date of each annual meeting of stockholders up to a maximum of 40,000 shares of Common Stock pursuant to the Company's 1997 Directors  Stock Option Plan (the
"1997 Plan").  All directors of the Company except for Messrs.  Klein and Mileaf permitted to  participate  in the 1997 Plan have received the maximum  number of shares permitted to be issued thereunder.

                                           -10-

            Pursuant to a management  agreement effective as of January 3, 1991, as amended (the "Management Agreement"), approved by a majority of the Company's disinterested  directors, WPN Corp. ("WPN"), of which Ronald LaBow, the Chairman of the  Board  of the  Company,  is the  sole  stockholder  and an  officer  and director,  provides financial,  management,  advisory and consulting services to
the  Company,   subject  to  the   supervision  and  control  of  the  Company's
disinterested  directors.  The  Management  Agreement has a two-year term and is renewable  automatically for successive  two-year periods,  unless terminated by either  party upon 60 days'  notice  prior to the  renewal  date.  In 2002,  WPN received a monthly fee of $520,833.33.  WPN Corp. also receives certain benefits from financial  intermediaries which it transacts business with on behalf of the
Company in the form of research  materials and  services,  which are used by WPN
Corp. on behalf of the Company and in connection with its other activities.  For the  fiscal  year  2002,  the  amount of such  reimbursement  was  approximately
$75,000. The Company believes that the cost of obtaining the type and quality of services  rendered by WPN under the  Management  Agreement is no less  favorable than that at which the Company  could  obtain such  services  from  unaffiliated entities. See "Executive Compensation -- Management Agreement with WPN."

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934 requires the
Company's  executive  officers and directors,  and persons who  beneficially own more  than ten  percent  (10%) of a  registered  class of the  Company's  equity securities,  to file  reports of  ownership  and changes in  ownership  with the
Securities and Exchange Commission. In addition, under Section 16(a), trusts for which a reporting  person is a trustee and a beneficiary  (or for which a member of  his  immediate  family  is a  beneficiary)  may  have a  separate  reporting obligation  with  regard to  ownership  of the  Common  Stock  and other  equity securities of the Company.  Such reporting  persons are required by rules of the
Securities  and  Exchange  Commission  to furnish the Company with copies of all
Section  16(a)  reports  they file.  Based solely upon a review of the copies of such  forms  furnished  to the  Company  and  written  representations  from the
Company's  executive  officers,  directors  and greater  than ten percent  (10%)
beneficial  stockholders,  the  Company  believes  that  during  the year  ended
December 31, 2002, all persons subject to the reporting  requirements of Section
16(a) filed the required reports on a timely basis.

                                           -11-

                                   MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

            The following  table  contains the names,  positions and ages of the executive officers of the Company who are not directors.

                                           Principal Occupation for the Past
Name                                   Five Years and Current Public Directorships                     Age
----                                   -------------------------------------------                     ---

James G. Bradley             Executive  Vice  President.  President  and  Chief  Executive             58
                             Officer of WPSC and WPC since April 1998. President and Chief
                             Operating  Officer of Keppel Steel  Company from October 1997 through April 1998.  Vice  President of WHX from October 1995 through October 1997. Executive Vice  President-Operations of
                             WPSC from October 1995 through October 1997.

Robert K. Hynes              Chief  Financial  Officer.   Chief  Financial  Officer  since             48
                             January 2003. Vice  President--Finance from June 2001 through
                             January  2003.  Vice  President  of  H&H  since  March  2000.
                             Director of Audit and  Financial  Standards of H&H from April
                             1995 through March 2000.

Daniel P. Murphy             President,  Handy & Harman. President of Handy & Harman since              42
                             February 2003.  Vice  President of Handy & Harman  Engineered
                             Materials  Group from  January 2002  through  February  2003.
                             President of Olympic  Manufacturing Group, Inc. from February
                             1994 through December 2001.

                                           -12-

                             EXECUTIVE COMPENSATION

Summary Compensation Table. The following table sets forth, for the fiscal years indicated,  all compensation awarded to, paid to or earned by the following type of executive  officers for the fiscal  years ended  December 31, 2000,  2001 and
2002: (i)  individuals who served as, or acted in the capacity of, the Company's principal  executive  officer for the fiscal year ended  December  31, 2002 (Mr.
LeBlanc served as the Company's  Principal  Executive Officer in 2002); (ii) the
Company's other most highly compensated executive officers,  which together with the Principal Executive Officer are the most highly compensated  officers of the
Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended  December  31, 2002 and who were  employed at the end of fiscal year 2002;
and (iii) up to two additional  individuals for whom disclosure  would have been provided  but for the fact that the  individual  was not serving as an executive officer of the  Company at the end of fiscal  year  2002.  Please  note that the executive  officers  identified  in (i),  (ii) and (iii) above are  collectively referred to as the "Named Executive Officers."

                           Summary Compensation Table

                                                                              Long Term
   Name and Principal Position                    Annual Compensation         Compensation
------------------------------       ---------------------------------------  -------------------

                                                                Other Annual   Securities      All Other
                                           Salary      Bonus    Compensation   Underlying    Compensation
                                  Year      ($)        ($)(1)      ($)(2)      Options (#)       ($)(3)
                                  ----     -------     -------- ------------   -----------   -------------

Robert D. LeBlanc(4)              2002     486,615        --          --        17,500          3,045(5)
Executive Vice President          2001     460,000        --          --        53,333          2,771(5)
(Principal Executive Officer)     2000     433,500     175,000        --          --            2,496(5)

James G. Bradley                  2002     357,917      17,500
Executive Vice President          2001     385,000        --          --          --           14,350
                                  2000     400,000        --          --          --           12,350

Robert K. Hynes                   2002     219,961        --          --         7,500            715(5)
Chief Financial Officer (6)       2001     174,277      15,000        --        16,666            716(5)
                                  2000     138,882      55,000        --         3,333            462(5)

---------------------------
(1)  Messrs.  LeBlanc  and  Hynes  were  granted  bonuses  pursuant  to the  H&H
     Management Incentive Plan in 2001 for services performed in the prior year.
     Mr. Hynes was granted a bonus by the Company in 2002 for services performed in the prior year.  All bonus  amounts have been  attributed to the year in which the services were performed.
(2)  Excludes  perquisites  and other  personal  benefits  unless the  aggregate amount of such compensation  exceeds the lesser of either $50,000 or 10% of the total of annual  salary and bonus  reported  for such  Named  Executive
     Officer.
(3)  Amounts shown,  unless otherwise noted,  reflect employer  contributions to pension plans.
(4)  Mr. LeBlanc  resigned from his positions with the Company  effective  March
     14, 2003.
(5)  Represents insurance premiums paid by the Company.

                                      -13-

(6)  Mr.  Hynes'  employment as an officer of the Company  commenced  June 2001.
     Prior to such time,  he was an employee of Handy & Harman,  a subsidiary of the Company.

     OPTION GRANTS TABLE.  The  following  table sets forth certain  information regarding  stock  option  grants  made to each of the Named  Executive  Officers during the fiscal year ended December 31, 2002.

                        Option Grants in Last Fiscal Year

                                                                                               Potential Realizable Value at
                                                                                               Assumed Annual Rates of Stock
                                                                                               Price Appreciation for
                               Individual Grants                                                    Option Term
                               -----------------                                                    -----------
                                              % of Total
                                              Options
                     Number of Securities     Granted to          Exercise
                       Underlying Options     Employees in          Price      Expiration
Name                      Granted(1)          Fiscal Year           ($/Sh)       Date            5%($)      10%($)
----                      ----------          -----------           ------       ----            -----      ------

Robert D. LeBlanc...          17,500              20.3%             $2.30      Expired             --           --
James G. Bradley....             0                 --                --          --                --           --
Robert K. Hynes.....           7,500               8.7%             $2.30       9/9/12          $10,848      $27,492

-------------------

(1)  All options  were  granted  under the  Company's  2001 Stock Option Plan on
     September  10,  2002.  33.33% of such  options  vested upon the grant date,
     33.33% vest on the first  anniversary  of the grant date and 33.34% vest on the second anniversary of the grant date.

                                      -14-

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

            The  following  table  sets  forth  certain  information  concerning unexercised  stock options held by the Named  Executive  Officers as of December
31, 2002.

                                                      Number of Securities Underlying     Value of Unexercised In-the-
                                                      Unexercised Options at 2002            Money Options at 2002
                                                         Fiscal Year-End(#)                 Fiscal Year-End($)(1)
Name                                                  Exercisable/Unexercisable          Exercisable/Unexercisable
----                                                                                     -------------------------------
Robert D. LeBlanc..................................      110,273/47,226                     13,413.60/26,836.40
James G. Bradley...................................         86,666/0                               0/0
Robert K. Hynes....................................      20,274/10,558                        5,750/11,500

-------------------

(1)  On December 31, 2002,  the last reported sales price of the Common Stock as reported on the New York Stock Exchange Composite Tape was $2.45.

                                      -15-

                        EQUITY COMPENSATION PLAN SUMMARY

            The following  table sets forth  information as of December 31, 2002 regarding the number of shares of Common Stock issued and available for issuance under the Company's existing equity compensation plans:

                                                                                                 Number of
                                                                                            securities remaining
                                                                                             available for future
                                                                                                   issuance
                                     Number of securities                                     under equity
                                       to be issued upon            Weighted-average         compensation plans
                                          exercise of                exercise price of       (excluding securities
                                        outstanding options,         outstanding options,      reflected
        Plan category                    warrants and rights         warrants and rights       in column (a))

                                                   (a)                       (b)                     (c)
Equity compensation plans
approved by security                           2,013,298                   $27.805                 670,035
holders

Equity compensation
plans not approved by
security holders                                   __                          __                     __

Total                                           2,013,298                   $27.805                670,035

            LONG-TERM  INCENTIVE  AND  PENSION  PLANS.  Other than as  described below,  the Company does not have any  long-term  incentive  or defined  benefit pension plans.

            In January  1999,  H&H amended and restated its Long Term  Incentive
Plan  ("LTIP"),  in which the final cycle had been  terminated  on December  31,
1998. The current LTIP is a performance-based  plan pursuant to which executives
of  H&H  earn  the  right  to  receive  awards  based  on  the   achievement  of
pre-established   financial  performance  and  other  goals.  The  amended  LTIP established  overlapping  cycles with each cycle encompassing five fiscal years, commencing  on January 1, 1999.  LTIP  participants  are selected by H&H's Chief
Executive  Officer and the  Compensation  Committee of the Board of Directors of
the Company. Messrs. LeBlanc and Hynes are the only Named Executive Officers who are participants in the Amended and Restated LTIP.

                                      -16-

            H&H maintains the Supplemental Executive Retirement Plan ("SERP") to
provide  executive  officers the amount of reduction  in their  formula  pension benefits  under the WHX Pension Plan on account of the  limitation  on pay under
Section  401(a)(17) of the Internal  Revenue Code ("IRC") and the  limitation on benefits  under  Section 415 of the IRC.  The SERP also  applies the WHX Pension
Plan  formula to the  Career  Average  Pay after  including  100  percent of the amounts  received under the Handy & Harman  Management  Incentive Plan.  Amounts
received under the SERP are not subject to Cost of Living increases.

            The following Table shows the projected Annual Retirement  Benefits, payable on the basis of ten years of certain  payments and  thereafter for life, to each of the individuals  listed in the Summary  Compensation  Table at age 65 assuming continuation of employment until age 65. The amounts shown under Salary reflect the current rate of salary as plan compensation for Messrs.  LeBlanc and
Hynes of $500,000 and $250,000,  respectively, and includes the benefits payable under both the WHX Pension Plan and the SERP. The amount of benefits shown under
Bonus would be payable under the SERP and assumes  continuation of the amount of
Bonus received on average over the prior 3 fiscal years. Robert LeBlanc resigned from his  positions  with the Company  effective  March 14,  2003.  Accordingly, certain  of the  assumptions  and  calculations  from the  chart  below  will be effected.

                           Executive Pension Benefits

                      Normal Retirement                             Annual Retirement Benefits From:
Name                    Date (NRD)              Service at NRD      Salary        Bonus       Total
----                    ----------              --------------      ------        -----       -----
R.D. LeBlanc            July 1, 2014             17 yrs. 8 mos.     $165,685     $31,493   $197,178
R. K. Hynes             Sept. 1, 2019            30 yrs. 1 mos.     $111,141     $17,060   $128,201

            In 1998 WPC established a supplemental defined benefit plan covering
WPC  salaried  employees  employed  as of  January  31,  1998  which  provides a guaranteed minimum benefit based on years of service and compensation. The gross benefit  from  this  plan is  offset  by the  annuitized  value  of the  defined contribution  plan  account  balance and any  benefits  payable from the Pension
Benefit  Guaranty  Corporation  from the previously  terminated  defined benefit pension plan. None of the Named Executive  Officers are entitled to any benefits under such plan.

            DEFERRED  COMPENSATION  AGREEMENTS.  Except as described in the next paragraph with respect to the employment agreements of Messrs. LeBlanc, Bradley,
Hynes and Murphy, no plan or arrangement exists which results in compensation to a Named  Executive  Officer in excess of  $100,000  upon such  officer's  future termination of employment or upon a change-of-control.

            EMPLOYMENT  AGREEMENTS.  Mr. Robert D. LeBlanc became Executive Vice
President of the Company pursuant to a three-year  employment agreement dated as of April 7, 1998,  which was  automatically  extended  for  successive  two-year periods unless earlier terminated  pursuant to the provisions of such agreement.
The  agreement  provided  for an annual  salary to Mr.  LeBlanc  of no less than
$400,000 and an annual bonus to be awarded at the Company's sole discretion.

                                      -17-

Mr.LeBlanc  was granted a bonus of $175,000 in 2001 for  services  performed  in
2000. Mr. LeBlanc was not granted a bonus in 2003 or 2002 for services performed in 2002 or 2001, respectively.  Mr. LeBlanc resigned from his positions with the
Company  effective  March 14, 2003. In  connection  with such  resignation,  Mr.
LeBlanc received a payment of $1,316,667,  as required  pursuant to the terms of his employment agreement,  as well as other amounts pursuant to Handy & Harman's benefit plans.

            Mr. James G. Bradley became President and Chief Executive Officer of
WPSC and  Executive  Vice  President  of the Company  pursuant  to a  three-year employment agreement dated as of April 23, 1998, which is automatically extended for successive  three-year  periods unless  earlier  terminated  pursuant to the provisions of such agreement. The agreement provides for an annual salary to Mr.
Bradley of  $400,000  and an annual  bonus to be awarded at the  Company's  sole discretion.  Mr.  Bradley  was not  granted  bonuses in 2003,  2002 and 2001 for services  performed in 2002,  2001 and 2000. The Agreement also provides for Mr.
Bradley to receive a retirement  benefit  under  certain  circumstances.  In the event that Mr. Bradley's employment is terminated by the Company other than with cause, he will receive a payment of $1,200,000.

            Mr.  Robert K. Hynes  became Vice  President-Finance  of the Company pursuant to a one-year  employment  agreement dated July 1, 2001,  which will be automatically extended for successive one-year periods unless earlier terminated pursuant to the  provisions of such  agreement.  Mr. Hynes was promoted to Chief
Financial  Officer in January 2003. The agreement  provides for an annual salary to Mr.  Hynes of no less than  $200,000 and an annual bonus to be awarded at the
Company's sole discretion.  Mr. Hynes was granted a bonus of $15,000 in 2002 for services  performed  in  2001.  In the  event  that  Mr.  Hynes'  employment  is terminated  by the Company  other than with cause,  he will receive a payment of one year's base salary at the  highest  rate in affect for the twelve  preceding months plus bonus plan and compensation accrued.

            Mr. Garen W. Smith became a consultant of the Company  pursuant to a one-year  consulting  agreement  between the Company and  Abundance  Corporation
("Abundance"),  of which Mr. Smith is an officer and an employee, dated February
12, 2003, which will be automatically  extended for successive  one-year periods unless  earlier  terminated  pursuant to the provisions of such  agreement.  The agreement  provides  for an annual  payment of  $200,000.  In the event that the agreement is  terminated by the Company  other than with cause,  Abundance  will receive the remainder of the annual payment.

            REPORT ON REPRICING OF OPTIONS.  None of the stock  options  granted under any of the  Company's  plans were  repriced in the fiscal year ended 2002.
All options were reduced by two-thirds and the exercise price of each option was multiplied by three,  pursuant to the  one-for-three  reverse stock split of the
Common Stock effectuated on August 22, 2002.

            COMPENSATION COMMITTEE INTERLOCK AND INSIDER PARTICIPATION.  Messrs.
Davidow,  Goldsmith  and  Olshan  each  served as a member  of the  Compensation
Committee  of the Board of Directors  during the fiscal year ended  December 31,
2002.  Mr. Olshan is Of Counsel of Olshan  Grundman  Frome  Rosenzweig & Wolosky
LLP, which the Company has retained as its outside general counsel since January
1991.  The fees paid such firm by the  Company do not  exceed 5% of such  firm's gross revenues for the fiscal year ended December 31, 2002.

                                      -18-

            MANAGEMENT  AGREEMENT  WITH  WPN  CORP.  Pursuant  to  a  management agreement  effective  as  of  January  3,  1991,  as  amended  (the  "Management
Agreement"),  approved by a majority of the Company's  disinterested  directors,
WPN Corp.  ("WPN"),  of which  Ronald  LaBow,  the  Chairman of the Board of the
Company,  is  the  sole  stockholder  and  an  officer  and  director,  provides financial,  management, advisory and consulting services to the Company, subject to the supervision  and control of the  disinterested  directors.  Such services
include,   among  others,   identification,   evaluation   and   negotiation  of
acquisitions,  responsibility  for  financing  matters,  review  of  annual  and quarterly budgets,  supervision and administration,  as appropriate,  of all the
Company's  accounting and financial  functions and review and supervision of the
Company's  reporting  obligations  under Federal and state  securities laws. For fiscal year 2002, 2001 and 2000, WPN received a monthly fee of  $520,833.33.  In
August 1997, the Company granted WPN options to acquire 333,333 shares of Common
Stock.  Such  options  are held by WPN as nominee for Ronald  LaBow,  Stewart E.
Tabin and Neale X.  Trangucci,  each of whom is an officer  of WPN,  and has the right to acquire  200,000,  66,666 and 66,666  shares,  respectively,  of Common
Stock. WPN additionally  beneficially owns options to purchase 327,500 shares of
Common Stock. The weighted average exercise price of all such options is $30.69.
None  of  these   options  were   exercised  in  2002.   The  Company   provides
indemnification  for  WPN's  employees,   officers  and  directors  against  any
liability,  obligation  or loss  resulting  from their  actions  pursuant to the
Management  Agreement.  The  Management  Agreement  has a two  year  term and is renewable  automatically  for successive two year periods,  unless terminated by either  party upon 60 days'  notice prior to the renewal  date.  WPN Corp.  also receives  certain  benefits  from  financial  intermediaries  which it transacts business  with on behalf of the  Company in the form of research  materials  and services, which are used by WPN Corp. on behalf of the Company and in connection with its  other  activities.  For the  fiscal  year  2002,  the  amount  of such reimbursement  was approximately  $75,000.  WPN has not derived any other income and has not received  reimbursement  of any of its  expenses  (other than health benefits and standard  directors'  fees) from the Company in connection with the performance of services  described  above. The Company believes that the cost of obtaining the type and quality of services  rendered by WPN under the Management
Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated entities.

AUDIT COMMITTEE REPORT

            The Board of  Directors  appoints  an Audit  Committee  each year to review the Company's  financial matters.  The members of the Audit Committee are
Louis Klein Jr.,  Robert A.  Davidow and William  Goldsmith.  Each member of the
Company's  audit  committee  meets  the  independence  requirements  set  by the
Securities and Exchange Commission ("SEC") and the New York Stock Exchange.  The
Audit  Committee  operates  under a  written  charter  adopted  by the  Board of
Directors.

            The primary purpose of the Audit Committee is to assist the Board of
Directors in fulfilling its  responsibility  to oversee the Company's  financial reporting  activities.  The Audit Committee meets with the Company's independent accountants  and reviews the scope of their audit,  report and  recommendations.
The Audit  Committee also  recommends to the Board of Directors the selection of the Company's independent accountants.  The Audit Committee met six times during fiscal 2002.  The Audit  Committee  members  reviewed and  discussed the audited

                                      -19-

financial  statements  for  the  fiscal  year  ending  December  31,  2002  with management.  The Audit  Committee also discussed all the matters  required to be
discussed  by  Statement  of  Auditing   Standard  No.  61  with  the  Company's
independent auditors,  PricewaterhouseCoopers  LLP. The Audit Committee received the  written  disclosures  and the  letter  from  PricewaterhouseCoopers  LLP as required by  Independence  Standards  Board Standard No. 1 and has discussed the independence of PricewaterhouseCoopers LLP with representatives of such firm.

            Based on their review and the discussions described above, the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited financial  statements  be included in the  Company's  Annual Report on Form 10-K filed with the SEC.

                                Audit Committee
                                ---------------
                                Louis Klein, Jr., Chairman
                                Robert A. Davidow
                                William Goldsmith

2002 COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

            GENERAL

            The Compensation  Committee  determines the cash and other incentive compensation,  if any, to be paid to the  Company's  executive  officers and key employees.  Messrs.  Davidow,  Olshan  and  Goldsmith  serve as  members  of the
Compensation  Committee.  The Stock  Option  Committee  is  responsible  for the administration  and  award  of  stock  options  under  the  1991  Incentive  and
Nonqualified Stock Option Plan and the 2001 Stock Option Plan.  Messrs.  Davidow
and Troubh serve as members of the Stock Option Committee.  Both Messrs. Davidow and Troubh are  non-employee  directors  of the Company,  as defined  under Rule
16b-3 of the Securities Exchange Act of 1934, as amended.  Mr. Davidow serves as
Chairman of the Compensation Committee. The Compensation Committee met two times during the fiscal year ended December 31, 2002.

            COMPENSATION PHILOSOPHY

            The Compensation Committee's executive compensation philosophy is to base  management's  pay, in part, on  achievement  of the  Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.  The  Compensation  Committee  also  believes that the potential for equity  ownership  by  management  is  beneficial  in  aligning  management  and stockholders' interests in the enhancement of stockholder value. The Company has not  established a policy with regard to Section 162(m) of the Internal  Revenue
Code of 1986, as amended (the "Code").

            SALARIES

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable

                                      -20-

positions at other comparable  companies.  Base salary compensation of executive officers is reviewed annually by the Compensation Committee, and recommendations of the  Compensation  Committee  in that  regard  are acted upon by the Board of
Directors.   Annual  salary   adjustments   are  determined  by  evaluating  the
competitive  marketplace;  the  performance  of the  Company  which  includes in descending  level  of  importance,  operating  income  of the  Company  and cash management,  production  efficiency and quality of products;  the performance of the  executive;  the length of the  executive's  service to the  Company and any increased  responsibilities  assumed by the executive. The Company places itself between the low and medium levels in determining  salaries compared to the other comparable holding companies of industrial businesses.

            INCENTIVE COMPENSATION

            H&H Management Incentive Plan
            -----------------------------

            H&H,  which the  Company  acquired  in April 1998 and which is now a wholly owned  subsidiary of the Company,  maintains a Management  Incentive Plan
("MIP") which is an annual incentive  program that rewards selected officers and key employees each year based on their contributions to the profits of H&H.

            Participants  in the  MIP  are  designated  by the  Chief  Executive
Officer  of H&H and  ratified  by the  Compensation  Committee  of the  Board of
Directors of the Company at the  beginning of each fiscal year.  Awards  granted under the MIP are approved by the Board of  Directors of H&H.  None of the Named
Executive Officers received any award under the MIP in 2002.

            2002 WPSC INCENTIVE PLANS
            -------------------------

            WPSC had three  principal  incentive  plans in 2002: the Gainsharing
Plan,  the Sales  Incentive  Plan and the  Corporate  Bonus Plan.  Benefits  and
payments under these plans have been suspended in connection with the Chapter 11 filings.  See  "Certain  Relationships  and  Related  Transactions  - Chapter 11
Bankruptcy Filing of Wheeling-Pittsburgh Corporation and its Subsidiaries."

            OTHER INCENTIVE COMPENSATION
            ----------------------------

            The Company from time to time considers the payment of discretionary bonuses to its executive  officers.  Bonuses would be determined  based,  first, upon the level of  achievement  by the Company of its  strategic  and  operating goals and, second, upon the level of personal  achievement by participants.  The
achievement  of  goals  by  the  Company  includes,   among  other  things,  the
performance  of the Company as  measured  by return on assets and the  operating income of the  Company,  production  efficiency  and  quality of  products.  The achievement of personal goals includes the actual performance of the unit of the
Company for which the executive  officer has  responsibility  as compared to the planned  performance  thereof,  the  level  of  cost  savings  achieved  by such executive  officer,  other individual  contributions,  the ability to manage and motivate  employees  and the  achievement  of  assigned  projects.  Bonuses  are determined  annually after the close of each fiscal year. Despite achievement of personal  goals,  bonuses  may not be given  based upon the  performance  of the
Company as a whole.

                                      -21-

            Mr.  LeBlanc,   the  Company's  Principal  Executive  Officer,   was
President and Chief Executive Officer of H&H and Executive Vice President of the
Company in 2002 with an annual  base salary of  $486,615.  As  described  in the
Employment  Agreements  section  above,  Mr.  LeBlanc's  annual  base salary was determined by contract.  In determining such amount,  the Board of Directors had considered  the  responsibilities  performed by Mr.  LeBlanc as  Executive  Vice
President of the Company, Mr. LeBlanc's  responsibilities as President and Chief
Executive  Officer  of H&H,  the  performance  of Mr.  LeBlanc in  managing  and directing the Company's operations,  the efforts by Mr. LeBlanc in assisting the
Company to improve its  capital  base and  financial  condition,  a  competitive assessment  of survey data of other  industrial  companies  as it relates to the
Company's performance versus other industrial  companies,  and the evaluation of the other factors described in "Salaries" above. The Compensation  Committee did not grant Mr. LeBlanc a bonus for his services in 2002.

            Mr. LeBlanc  resigned from his positions with the Company  effective
March 14, 2003. In connection  with such  resignation,  Mr.  LeBlanc  received a payment pursuant to the terms of his employment contract.

            STOCK OPTION AND OTHER PLANS

            The Company awarded options to two Named Executive  Offices in 2002:
Robert K. Hynes and Robert D. LeBlanc.  It is the philosophy of the Stock Option
Committee  that stock  options  should be awarded to employees of the Company to
promote   long-term   interests   between  such   employees  and  the  Company's
stockholders  through  an  equity  interest  in the  Company  and  assist in the retention of such  employees.  The Stock Option  Committee  also  considered the amount and terms of options previously granted to executive officers.  The Stock
Option  Committee  believes the potential for equity  ownership by management is
beneficial  in  aligning   management's  and   stockholders'   interest  in  the
enhancement of stockholder  value.  Participation  in restricted  stock,  profit sharing and  incentive  plans is offered,  pursuant to their  terms,  to provide
incentive  to  executive   officers  to  contribute  to  corporate   growth  and
profitability. The options granted to Mr. LeBlanc in 2002 have expired following his resignation on March 14, 2003.

                                Compensation Committee
                                ----------------------
                                Robert A. Davidow, Chairman
                                William Goldsmith
                                Marvin L. Olshan

                                      -22-

            COMMON STOCK PERFORMANCE:  The following graph compares, for each of the fiscal  years  indicated,  the  yearly  percentage  change in the  Company's cumulative  total  stockholder  return on the  Company's  Common  Stock with the cumulative  total  return of a) the Standard  and Poor's  Index,  a broad equity market index and b) Metal Fabricating Industry Group Index.

                               [PERFORMANCE GRAPH]

                                1997        1998        1999        2000        2001        2002
WHX CORPORATION                  100.00       83.85       75.00        6.25       12.83        6.81
METALS FABRICATION INDEX         100.00       83.99      103.45       84.72       99.60       66.34
S&P 500 INDEX                    100.00      128.58      155.64      141.46      124.65       97.10

            There can be no assurance that the Common Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                                      -23-

                         -INDEPENDENT PUBLIC ACCOUNTANTS

            The accounting firm of PricewaterhouseCoopers  LLP has been selected as the independent public accountants for the Company for the fiscal year ending
December  31,  2003.  Although the  selection  of  accountants  does not require
ratification,   the  Audit  Committee  has  directed  that  the  appointment  of
PricewaterhouseCoopers  LLP be submitted to stockholders for ratification due to the  significance  of their  appointment by the Company.  If stockholders do not ratify the appointment of  PricewaterhouseCoopers  LLP, the Audit Committee will consider the appointment of other certified public accountants. A representative of that firm, which served as the Company's  independent  public accountants for the fiscal  year ended  December  31,  2002,  is  expected  to be present at the
Meeting and, if he so desires,  will have the  opportunity  to make a statement, and in any event will be available to respond to appropriate questions.

THE FOLLOWING FEES WERE BILLED BY PRICEWATERHOUSECOOPERS  LLP TO THE COMPANY FOR
SERVICES  PERFORMED  ON BEHALF OF THE  COMPANY  (EXCLUDING  THE WPC  GROUP),  AS
DESCRIBED BELOW:

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal year ended  December  31, 2002 and the reviews of the financial  statements  included in the Company's Form 10-Qs for such fiscal year were approximately  $566,000 (including expenses),  of which $282,000 was billed in fiscal 2002.  In addition,  during  fiscal 2002,  PricewaterhouseCoopers  LLP billed the  Company  for fees of $60,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2001.

            The   aggregate   fees  for   professional   services   rendered  by
PricewaterhouseCoopers  LLP for the  audit  of the  Company's  annual  financial statements  for the fiscal year ended  December  31, 2001 and the reviews of the financial  statements  included in the Company's Form 10-Qs for such fiscal year were approximately  $564,000 (including expenses),  of which $268,000 was billed in fiscal 2001.  In addition,  during  fiscal 2001,  PricewaterhouseCoopers  LLP billed the  Company for fees of $319,000  (including  expenses)  relating to the audit of the Company's  annual  financial  statements  for the fiscal year ended
December 31, 2000.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP  for  audit-related  services  for the  years  ended
December 31, 2001 and December 31, 2002 were approximately  $17,500 and $97,000, respectively.  Audit  related  fees  consist  principally  of fees for audits of financial statements of certain employee benefit plans and due diligence related to divestitures.

            TAX FEES: The aggregate fees for professional  services  rendered by
PricewaterhouseCoopers  LLP for tax compliance,  tax advice and tax planning for the  combined  fiscal  years ended  December 31, 2001 and December 31, 2002 were
$77,000 and $145,000, respectively.

            ALL  OTHER  FEES:   No  other  fees  were   incurred  or  billed  by
PricewaterhouseCoopers LLP during the years ended December 31, 2001 and December
31, 2002.

                                      -24-

THE FOLLOWING  FEES WERE BILLED BY  PRICEWATERHOUSECOOPERS  LLP TO THE WPC GROUP
FOR SERVICES PERFORMED ON BEHALF OF THE WPC GROUP, AS DESCRIBED BELOW:

            AUDIT FEES: The aggregate fees for professional services rendered by
PricewaterhouseCoopers  LLP for the audit of the WPC  Group's  annual  financial statements  for the fiscal years ended  December 31, 2001 and December 31, 2002, respectively,  were approximately  $269,000 and $300,000  (including  expenses), respectively,  of which  $114,000  and  $205,000  were  billed in 2001 and 2002.
Wheeling-Pittsburgh   Corporation  and  its  subsidiaries   are   unconsolidated
subsidiaries of the Company.

            AUDIT-RELATED     FEES:     The    aggregate    fees    billed    by
PricewaterhouseCoopers  LLP  for  audit-related  services  for the  years  ended
December 31, 2001 and December 31, 2002 were approximately  $63,000 and $69,000, respectively. These fees are for audits of certain employee benefit plans.

            TAX FEES: The aggregate fees for professional  services  rendered by
PricewaterhouseCoopers  LLP for tax compliance,  tax advice and tax planning for the fiscal year ended December 31, 2001 was $32,000.  There were no tax services rendered in 2002.

            ALL OTHER FEES: The aggregate  fees billed for services  rendered by
PricewaterhouseCoopers  LLP, other than the services  referred to above, for the fiscal years ended  December  31, 2001 and December 31, 2002 were  approximately
$1,884,000 and $2,000,000, respectively, for services performed on behalf of the
WPC Group  primarily  for  advice and  assistance  relating  to the WPC  Group's bankruptcy proceedings and related regulatory filings.

            The  audit  committee  has  considered   whether  the  provision  by
PricewaterhouseCoopers  LLP of the  services  covered by the fees other than the
audit  fees  is  compatible  with   maintaining   PricewaterhouseCoopers   LLP's
independence and believes that it is compatible.

                                      -25-

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Marvin L.  Olshan,  a director and  Secretary of the Company,  is Of
Counsel of Olshan  Grundman  Frome  Rosenzweig  & Wolosky  LLP  ("OGFR&W").  The
Company has retained  OGFR&W as its outside  general counsel since January 1991.
The fees paid such firm by the  Company  do not exceed 5% of such  firm's  gross revenues for the fiscal year ended December 31, 2002.

            Neil D. Arnold,  a director of the Company,  joined WPN Corp.  as an officer in August 2001. WPN Corp. is wholly-owned  by Ronald LaBow,  Chairman of the  Board  of the  Company,  and is party to a  management  agreement  with the
Company - see below.  Mr.  Arnold was paid  $500,000 by WPN for his  services in
2002.

            Garen W. Smith,  a director of the Company and former  president and
chief  executive  officer  of  Unimast   Incorporated,   a  former  wholly-owned
subsidiary of the Company until its sale in 2002,  received a payment $2,734,700 in 2002  relating  to his  efforts  in  connection  with  the  sale  of  Unimast
Incorporated  by the  Company  prior to the time he  became  a  director  of the
Company.

            MANAGEMENT AGREEMENT

            Pursuant to the Management  Agreement  approved by a majority of the
Company's  disinterested  directors,  WPN, of which Ronald LaBow,  the Company's
Chairman,  is the sole  stockholder and an officer and a director,  provides the
Company with  financial,  management,  advisory and  consulting  services to the
Company,  subject to the supervision and control of the disinterested directors.
The Management Agreement has a two year term and is renewable  automatically for successive  two year  periods,  unless  terminated by either party upon 60 days'
notice  prior  to the  renewal  date.  The  Company  believes  that  the cost of obtaining the type and quality of services  rendered by WPN under the Management
Agreement is no less  favorable  than the cost at which the Company could obtain from unaffiliated  entities.  See "Executive  Compensation-Management  Agreement
with WPN Corp."

            CHAPTER 11 BANKRUPTCY FILING OF WHEELING-PITTSBURGH CORPORATION  AND
            ITS SUBSIDIARIES

            On  November  16,  2000,  Wheeling-Pittsburgh  Corporation  and  its
subsidiaries,  including  Wheeling-Pittsburgh  Steel Corporation (together,  the
"WPC Group") filed voluntary  petitions (the "Chapter 11 Filings") to reorganize their  businesses under Chapter 11 of the U.S. Code. The Chapter 11 Filings were made in the United States  Bankruptcy  Court for the Northern  District of Ohio.
The WPC Group is in  possession  of its  properties  and assets and continues to
manage  its   businesses   with  its   existing   directors   and   officers  as
debtors-in-possession subject to the supervision of the bankruptcy court.

                              STOCKHOLDER PROPOSALS

            In order to be considered for inclusion in the proxy materials to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than January 5, 2004.

                                      -26-

                                  OTHER MATTERS

            No business may be  conducted  by the holders of Preferred  Stock at the  Meeting  other than the  election  of up to two  directors  to the Board of
Directors of the Company as provided herein.

                                  ANNUAL REPORT

            The  Company  is   concurrently   sending   all  of  its   preferred
stockholders  of record as of April 14, 2003 a copy of its Annual Report on Form
10-K/A for the fiscal year ended  December  31, 2002.  Such report  contains the
Company's certified  consolidated financial statements for the fiscal year ended
December 31, 2002, including that of the Company's subsidiaries.

                                          By Order of the Company,

                                          MARVIN L. OLSHAN, Secretary

Dated:  New York, New York
        May 5, 2003

         The  Company  will  furnish  a free copy of its  Annual  Report on Form
10-K/A for the fiscal year ended December 31, 2002 (without  exhibits) to all of its  preferred  stockholders  of  record  as of April  14,  2003 who will make a written request to Mr. Marvin L. Olshan,  Secretary,  WHX Corporation,  110 East
59th Street, New York, New York 10022.

                                      -27-